Commitments	12 Months Ended
Dec. 31, 2022
Disclosure Of Commitments [Abstract]
Commitments	Commitments
23.1 Obligations under the loan agreement with the EIB
In the event the EIB loan is repaid early, or in the event of a change of control after repayment of the loan, the amount of royalties due will be equal to the higher of the net present value of the royalties as determined by an independent expert, the amount as determined by the EIB, required in order for the Bank to realize an internal rate of return on the loan of 20% and an amount equal to €35.0 million.
As part of the Amendment Agreement, the Company is required to maintain a minimum cash and cash equivalent balance equal to the outstanding principal owed to EIB which is €25.3 million as of December 31, 2022. As of December 31, 2022 no covenant is in breach.
In certain circumstances, including any material adverse change, a change of control of the Company or if Dr. Laurent Levy, Chairman of the Executive Board, ceases to hold office, the Company may be required to pay a cancellation fee. If Dr. Laurent Levy ceases to hold a certain number of shares or ceases to be an officer, the EIB may require early repayment of the loan.

23.2 Obligations under the terms of the rental agreements part of the IFRS 16 exemptions
The obligations of the Company related to the leases falling under the practical expedients (leases related to low-value assets and short-term leases) are as follow:
•One short term lease for an office by Nanobiotix Corp., of which the annual rent is $130 thousand; and
•Leases related to low-value assets for Nanobiotix S.A.’s printers, of which the annual rent is approximately €10 thousand.

23.3 Obligations related to the MD Anderson agreement
On December 21, 2018, the Company entered into a strategic collaboration agreement with MD Anderson Cancer Center, world prominent center of research, education, prevention and care for cancer patients, which was amended and restated in January 2020 and subsequently amended in June 2021. Pursuant to the MD Anderson Collaboration Agreement, the Company and MD Anderson established a large-scale, comprehensive NBTXR3 clinical collaboration to improve the efficacy of radiotherapy for certain types of cancer. The collaboration initially is expected to support multiple clinical trials conducted by MD Anderson, as sponsor, with NBTXR3 for use in treating several cancer types (including head and neck, pancreatic, and lung cancers). We expect to enroll approximately 312 patients in total across these clinical trials.

As part of the funding for this collaboration, Nanobiotix is committed to pay approximately $11 million for those clinical trials during the collaboration, and made an initial $1.0 million payment at the commencement of the collaboration and a second $1.0 million payment on February 3, 2020. Additional payments were made every six months following patient’s enrollment in the trials, with the balance payable due upon enrollment of the final patient for all studies..
The Company may also be required to pay an additional one-time milestone payment upon (i) grant of the first regulatory approval by the Food and Drug Administration in the United States and (ii) the date on which a specified number of patients have been enrolled in the clinical trials.
This milestone payment will depend on the year when trigger event occurs, with a minimum amount of $2.2 million if occurred in 2020 up to $16.4 million if occurred in 2030.
As of December 31, 2022 and 2021, the Company recognized prepaid expenses for €1.5 million and €1.0 million respectively. Expenses are recorded during the course of the collaboration in the statement of consolidated operations, based on the patients enrolled during the relevant period.

23.4 Obligations related to the termination of the PharmaEngine agreement
In March 2021, the Company and PharmaEngine mutually agreed to terminate the license and collaboration agreement entered into in August 2012.
The Company paid $6.5 million (€5.4 million converted at the exchange rate on the payment date) and $1 million to PharmaEngine (€1.0 million converted at the exchange rate on the payment date) in accordance with the termination agreement during the years ended December 31, 2021 and December 31, 2022, respectively.
PharmaEngine is entitled to receive an additional payment of $5 million upon the second regulatory approval of NBTXR3 in any jurisdiction of the world for any indication. The Company has also agreed to pay royalties to PharmaEngine at low single-digit royalty rates with respect to sales of NBTXR3 in the Asia-Pacific region for a 10-year period beginning at the date of the first sales in the region.

23.5 Obligations related to the Equity Line Kepler Cheuvreux
The Chairman of the Executive Board, acting under the authority of the Executive Board of Directors held on May 18, 2022, and in accordance with the 21st resolution from the Annual Shareholders’ Meeting of April 28, 2021, has decided to set up an equity line financing agreement (PACEO).
In accordance with the terms of said agreement executed on May 18, 2022, Kepler Cheuvreux, acting as the underwriter of this facility, committed to underwrite up to 5,200,000 shares, over a maximum timeframe of 24 months ending May 18, 2024.
The shares will be issued on the basis of the lowest volume-weighted average daily trading price for the two trading days preceding each issue, less a maximum discount of 5.0%. (See Note 10.4 Equity Line with Kepler Cheuvreux)